FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported) December 7, 2004
                                                         ----------------

                  ACROSS AMERICA REAL ESTATE DEVELOPMENT CORP.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


   Colorado                   000-50764                     20-0003432
---------------              ----------              --------------------------
(State or other              (Commission             (IRS Employer File Number)
jurisdiction of              File No.)
incorporation)


              1440 Blake Street, Suite 310, Denver, Colorado 80202
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (303) 468-3974
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Across America Real Estate Development Corp. and its subsidiaries.


Item 8.01
Other Events
------------

Effective December 3, 2004, the Company and Aquatique Industries, Inc.(Aquatique), entered into a letter of intent which gives the Company a first right of refusal to fund and develop five build-to-suit retail properties in the next three years at an average cost of $1,750,000 per property. Significant terms of the letter intent provide that Aquatique would pay rental or lease payments for developed facilities based upon current market rates. The Company would agree to fund or secure funding for the land, site improvements, facility, equipment and construction interest expense, in addition to agreed upon soft cost and expenses. The CEO of Aquatique is a former director of AARD. GDBA Investments LLLP, the major shareholder of the Company, owns 60% of Aquatique Industries.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                Across America Real Estate Development Corp.



Dated: December 7, 2004         By: /s/ Alexander V. Lagerborg
                                   --------------------------
                                Alexander V. Lagerborg, Chief Executive Officer